UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2025

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in Liberty Latin America’s (the “Company”) Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 27, 2022, Mr. Nair received an award of Class B common shares (“LILAB”) and performance share units (“PSUs”) in connection with the entry into an amended and restated employment agreement by the Company and Balan Nair, Chief Executive Officer of the Company. The award was split into three installments. The first two installments vested on July 28, 2022 and March 15, 2023 and half of the final installment vested on March 15, 2024 based on Mr. Nair’s achievement of his 2023 performance objectives. The compensation committee (the “Committee”) of the board of directors (the “Board”) of the Company conditioned vesting of the remaining half (156,250 LILAB PSUs) on Mr. Nair’s achievement of his 2024 performance objectives. In March 2025, the Committee determined that the 2024 performance objectives had not been achieved and decided to condition vesting of the 156,250 remaining PSUs on 2025 performance.

On October 10, 2025, the Committee approved the performance objectives to be achieved by Mr. Nair, which focus on the Company’s execution of certain strategic, capital allocation and value enhancing initiatives, as determined by the Board, improvements in SOX compliance and overall risk management and achievement of the Company’s budget goals. In addition, the Committee may evaluate Mr. Nair’s overall performance in light of the foregoing objectives and other factors including, for example, leadership, handling adversity, external factors, strategic progress and stock price. If the Committee determines that Mr. Nair’s 2025 performance was “strong” (on a scale of “good” – “strong” – “exceeds”), 156,250 LILAB PSUs would vest on March 15, 2026.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ JOHN M. WINTER
John M. Winter
Senior Vice President, Chief Legal Officer & Secretary

Date: October 17, 2025